UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	(1)	Ernst & Young LLP (“EY”) has been the independent registered public accounting firm for BioScrip, Inc. (the “Company”). On September 2, 2014, the Company was notified by EY that it is resigning as the Company’s independent public accounting firm effective after the Company files its Form 10-Q for its fiscal quarter ending September 30, 2014. Effective on September 8, 2014, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) approved the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm.

	(2)	For the two fiscal years ended December 31, 2013, the reports of EY on the Company’s consolidated financial statements did not contain an adverse opinion, or a disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principles. EY’s audit report included in the Company’s Annual Report on Form 10-K filed on March 3, 2014 (the “2013 Form 10-K”) references EY’s adverse opinion on the Company’s internal control over financial reporting as of December 31, 2013.

	(3)	In connection with the audits of consolidated financial statements for each of the Company’s two fiscal years ended December 31, 2013 and the subsequent period through September 2, 2014, there were no disagreements between EY and the Company regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope which, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its reports on the financial statements for such years. EY has not advised the Company of any information that, if further investigated, may materially impact the fairness or reliability of a previously issued audit report by EY or the Company’s previously filed financial statements, nor has the Company been advised of any concerns regarding the ability of EY to rely on management’s representations in connection with its audit engagement.

	(4)	As disclosed in the 2013 Form 10-K, the Company’s management concluded that as of December 31, 2013, the Company’s internal control over financial reporting was not effective because of the existence of material weaknesses related to (i) the establishment of accounts receivable related reserves and the timely recognition of bad debt expense, and (ii) certain clerical errors and documentation omissions in the contingent consideration calculations that were provided to EY, as described in Item 9A to the 2013 Form 10-K, which description is incorporated herein by reference. EY’s audit report included in the 2013 Form 10-K opined that the Company did not maintain effective internal control over financial reporting as of December 31, 2013 because of these material weaknesses. The material weakness related to contingent consideration was remediated in the first quarter of 2014. The material weakness related to accounts receivable reserves and bad debt expense is being remediated by the Company as of the date of this Current Report on Form 8-K (this “Report”). The subject matter of these material weaknesses was discussed with EY by the Company’s management and the Audit Committee. The Audit Committee has authorized EY to respond fully to the inquiries of the successor independent registered public accounting firm concerning these material weaknesses, and EY has agreed to provide such information to the successor independent registered public accounting firm.

	(5)	The Company has provided to EY a copy of this Form 8-K and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the foregoing statements (the “Auditor Letter”). A copy of the Auditor Letter, dated September 8, 2014, is filed as Exhibit 16.1 hereto.

(b)

Effective on September 8, 2014, the Audit Committee approved the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm. During the two most recent fiscal years, and in the subsequent interim periods through September 8, 2014, the Company has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

On September 8, 2014, Richard L. Robbins, 73, notified the Company of his decision to resign as a member of the Board, effective immediately. Mr. Robbins is resigning in order to avoid any potential auditor independence conflict relating to KPMG LLP, the Company’s newly appointed independent registered public accounting firm, arising from Mr. Robbins’ affiliation with another company. Mr. Robbins indicated that his decision to resign was not a result of any disagreement with the Company. At the time of Mr. Robbins’ resignation, he was an independent director and Chair of the Audit Committee. Upon accepting Mr. Robbins’ resignation, the Board reduced the number of directors from ten to nine.

Upon Mr. Robbins’ resignation from the Board on September 8, 2014, in recognition of Mr. Robbins’ service to the Company, the Board caused to vest immediately the 10,000 shares of the Company’s restricted common stock, par value $0.0001 per share (the “Restricted Stock”), that had been issued to Mr. Robbins under a Restricted Stock Grant Certificate dated May 8, 2014 (the “Certificate”). Under the Certificate, the Restricted Stock had previously been scheduled to vest in May 2015.

In connection with Mr. Robbins’ resignation, the Board has appointed current Board member Yon Y. Jorden to serve as Chair of the Audit Committee, effective immediately.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: September 8, 2014		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated September 8, 2014.